freshpet

pets · people · planet

Q4 & FY 2023 EARNINGS

February 26, 2024



freshpet
fresh from the kitchen
HOME COOKED CHICKEN RECIPE
freshpet
Chunky Beef Recipe
SLICE & SERVE ROLL
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freshpet

Forward Looking Statements & Non-GAAP Measures

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation by Freshpet, Inc. (the "Company") constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on our current expectations and assumptions. These forward-looking statements, which include any statements related to the timing of Freshpet Kitchens Expansion, our long-term strategy, focus and 2027 goals, our pace in achieving these goals, growth prospects, and FY 2024 guidance. Words such as "anticipate", "believe", "could", "estimate", "expect", "guidance", "intend", "may", "might", "outlook", "plan", "predict", "seek", "will", "would" and variations of such word and similar future or conditional expressions are intended to identify forward looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in the forward-looking statements including difficulties in construction, third party data presented accompanying such statements, and most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP MEASURES

Freshpet uses certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA as a % of net sales (adjusted EBITDA Margin), adjusted Gross Profit, adjusted Gross Profit as a % of net sales (adjusted Gross Margin), adjusted SG&A and adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment, COVID-19 expenses and organization changes designed to support long-term growth objectives. Freshpet defines adjusted Gross Profit as gross profit before depreciation expense, COVID-19 expense and non-cash share-based compensation, and adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, COVID-19 expense and organization changes designed to support long term growth objectives.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2024. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.



NOURISHING PETS, PEOPLE AND PLANET

freshpet

Freshpet strengthens the bond between people and our pets so that we both live longer, healthier and happier lives while being kind to the planet.

freshpet 2027
THE FUTURE IS FRESH
UNLEASHING GROWTH. SCALING PROFITS.

MAINSTREAM

Expand the Freshpet consumer base

MORE PROFITABLE

Create a sustainable business by improving our margin and increasing our capital efficiency

MAIN MEAL

Increase the percentage of consumers who are HIPPOHs*



*High profit pet owning households

Highlights


freshpet
SELECT
fresh kitchen
HOME COOKED CHICKEN RECIPE
FRESH

Q4 & FY 2023 SUMMARY:
Significant progress across nearly all metrics

FINANCIAL

All comparisons to prior year period

	Q4 2023	FY 2023
Net Sales Growth	**+30%**	**+29%**
Adjusted Gross Margin	**+810 bps**	**+400 bps**
Adjusted EBITDA Margin	**+320 bps**	**+530 bps**
Logistics Costs	**-310 bps**	**-320 bps**
Input Costs	+30 bps	**-110 bps**
Quality Costs	**-110 bps**	**-130 bps**
Operating Cash Flow	**+$26M**	**+$119M**

RETAIL

All comparisons to prior year period

	FY 2023
Household Penetration	**+19%**
Buy Rate	**+6%**
Cubic Feet	**+18%**
Store Count	**+6%**
Total Distribution Points	**+22%**

Source: Internal Data

We continued our track record of strong growth

Freshpet Net Sales
($ millions)

6TH CONSECUTIVE YEAR WITH >25% GROWTH


$152.4
+17%
$193.2
+27%
$245.9
+27%
$318.8
+30%
$425.5
+33%
$595.3
+40%
$766.9
+29%
2017
2018
2019
2020
2021
2022
2023

Source: Internal Data

Store count continues to grow:
22% of all stores have multiple fridges, up from 15% in 2022

Freshpet Store Count


YOY: +1,496
10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
25,281
26,777
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Number of Fridges per Store*


Second/Third Fridges 22%
One Fridge 78%

Source: Internal data for the period ending 12/31/23; *U.S. Fridges

MAINSTREAM

Vast runway for growth in a **growing category**

$52B
U.S. pet food category[1]

$36B
Dog food category[1]

3%
Freshpet market share of dog food[1]




96%

Freshpet market share of fresh/frozen in measured channels[2]

1. NielsenIQ Total US Pet Food $ - OmniChannel by Category 52 Weeks Ended 12/30/23
2. Nielsen MegaChannel 52 Weeks Ended 12/30/23, Gently Cooked Refrigerated or Frozen Brands

Continued growth in consumer franchise; **added 1.8m+ households**

MAINSTREAM

Freshpet Household Penetration Growth
(52 weeks)



11,555,201
+19%
9,701,270
+14%
8,481,582
+18%
7,191,115
+26%
5,731,640
2019
2020
2021
2022
2023

Source: Numerator Panel data for the 52-week periods ending 1/5/2020, 1/3/2021, 1/2/2022, 1/1/2023, 12/31/2023


MAIN MEAL

Freshpet sales are **increasingly concentrated** in our heaviest users (HIPPOHs*) and account for 89% of FY 2023 net sales

Freshpet Users who are Super Heavy/Heavy Buyers


Super Heavy/Heavy HHP
Super Heavy/Heavy Buy Rate
1,531,506
$186.41
2,206,604
$202.12
2,699,270
$203.06
3,312,610
$233.11
4,245,825
89% of Freshpet sales
$231.19
2019
2020
2021
2022
2023

	2019	2020	2021	2022	2023
% of total Freshpet households that are SH/H	27%	31%	32%	34%	37%

Source: Numerator data for 52-week periods ending 1/5/2020, 1/3/2021,1/2/2022, 1/1/2023, 12/31/2023
**High profit pet owning households*

MAIN MEAL

Converting toppers into main meal users will continue to **increase buy rate**

Freshpet Buy Rate
(52 weeks)



$59.96
$72.08
+20%
$75.31
+5%
$90.61
+20%
$95.86
+6%
2019
2020
2021
2022
2023

Source: Numerator Panel data for the 52-week periods ending 1/5/2020, 1/3/2021,1/2/2022, 1/1/2023, 12/31/2023

MORE PROFITABLE

Enhancing margins through improved operating performance and leveraging **scale and efficiency**


Q4 2023 Adj. Gross Margin
33.0%
41.1%
Q4 2022
Q4 2023
27.6%
34.6%
Gross Margin (GAAP)


Q4 2023 Adj. EBITDA ($m)
% of net sales
$18.7
11.3%
$31.3
14.5%
Q4 2022
Q4 2023

*Ennis plant start-up expenses included in adj. gross margin and gross margin. Source: Internal Data

MORE PROFITABLE

Improved costs by **560 bps in FY 2023** across key focus areas

Focused on Capacity	Focused on Logistics	Focused on Quality	Focused on Commodity Cost Management
✓	✓ -320 bps FY 2023	✓ -130 bps FY 2023	✓ -110 bps FY 2023

All comparisons to prior year period

Capacity Update

- ✓ December was a record production month across the system and then January topped that
- ✓ Ennis kitchen now producing ~25% of total Freshpet production from three lines in the Ennis Kitchen
- ✓ Phase II construction is on track or slightly ahead of schedule; expect roll line to begin production by the end of Q3 2024

Focused on:

- Maximizing output of existing lines
- Maximizing capacity of existing sites, adding more lines to each
- Developing new, more capital efficient technologies


freshpet
Coy
freshpet
TENDER CHICKEN RECIPE

Long-Term Strategy: Path to 2027



Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in COGS & SG&A
Drive Efficiencies
freshpet 2027
THE FUTURE IS FRESH
UNLEASHING GROWTH. SCALING PROFITS.



20 million
Freshpet Households by 2027 (target)
$1.8 billion
Net Sales (target)
~18%
Adjusted EBITDA Margin (target)

Q4 2023 Results


freshpet

Strong Q4 results that demonstrate **strong momentum** driven by **volume growth**


Q4 2023 Net Sales ($m)
$165.5
$215.4
+30%
Q4 2022
Q4 2023


Q4 2023 Net Sales Bridge
25%
5%
30%
Volume
Price/Mix
Net Sales Growth

Source: Internal Data

Consumption growth remains strong



Q4 2023 Consumption Growth ($)
28%
30%
28%
15%
Mega-Channel
XAOC
Food
Pet Specialty



Consumption Growth Trends
(volume in pounds)
12%
14%
18%
23%
25%
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

PLUS >100% GROWTH IN UNMEASURED CHANNELS

Source: NIQ consumption data thru 12/31/23 and internal sales data

Q4 2023 significant margin improvement


Q4 2023 Adj. Gross Margin*
33.0%
41.1%
Q4 2022
Q4 2023
27.6%
34.6%
Gross Margin
(GAAP)*


Q4 2023 Adj. EBITDA ($m)
% of net sales
$18.7
11.3%
$31.3
14.5%
Q4 2022
Q4 2023

*Ennis plant start-up expenses included in adj. gross margin and gross margin. Source: Internal Data

390 basis point improvement in Q4 2023; **ahead of pace** to deliver the critical cost improvements embedded in our FY 2027 margin targets

Key Margin Improvement Targets & Progress



Q4 2022
Q4 2023
2027 Target
33.6%
33.9%
33.5%
9.4%
6.3%
7.5%
4.7%
3.6%
2.9%
Input Costs
Logistics
Quality

Source: Internal Data

Strong progress on Adj. Gross Margin; **on track to achieve long-term goals**

Adj. Gross Margin Progress vs. 2027 Targets



33.0%
41.1%
45.0%
Q4 2022
Q4 2023
2027 Target

Source: Internal Data

SG&A improvements also tracking to long-term target; **logistics is well ahead of plan** and G&A will follow as we add scale

Adj. SG&A Progress vs. Targets



Q4 2022
Q4 2023
2027 Target
11.2%
13.9%*
8.8%
1.9%
6.3%
9.0%
9.4%
6.3%
7.5%
22.4%
26.6%
25.3%
Adj. SG&A Excluding Media & Logistics
Media %
Logistics %
Total Adj. SG&A %
28.8%
27.7%
SG&A (GAAP)

*Includes 130 bps annual bonus true-up. Source: Internal Data

FY 2023 Results



Strong FY 2023 results that demonstrate **improved operating performance** and strong growth


FY 2023 Net Sales ($m)
$595.3
$766.9
+29%
2022
2023


FY 2023 Net Sales Bridge
20%
9%
29%
Volume
Price/Mix
Net Sales Growth

Source: Internal Data

FY 2023 continued margin improvement



FY 2023 Adj. Gross Margin*
36.0%
40.0%
2022
2023
31.2%
Gross Margin (GAAP)*
32.7%



FY 2023 Adj. EBITDA ($m)
% of net sales
$20.1
3.4%
$66.6
8.7%
2022
2023

*Ennis plant start-up expenses included in adj. gross margin and gross margin. Source: Internal Data

Generated **560 basis point** improvement in 2023 vs. 2022 on key operating costs: input costs/pricing, logistics and quality



FY 2023 Key Operating Costs
(% of net sales)
FY22
FY23
2027 Target
35.2%
34.1%
33.5%
10.7%
7.5%
7.5%
5.4%
4.1%
2.9%
Input Costs
Logistics
Quality

Source: Internal Data

FY 2024 Guidance



FY 2024 Guidance

Volume cadence: Expect Q1 to have the highest percent growth YoY then sequentially lower throughout the year to manage growth and cash as we ramp capacity

Advertising investment: Expect media to grow in-line with sales, and will pull back as necessary to control growth in-line with long-term algorithm

Adj. Gross Margin: Expect FY 2024 expansion of at least 100 basis points

Capital expenditures: ~$210 million



Freshpet Financial Projections ($m)
>$950
$100 - $110
Net Sales
Adj. EBITDA

Capital Spending, Cash Flow & Liquidity



Significant improvement in operating cash flow

Capital Spending:

- Key projects remain on track and on budget; estimated 2024 spending of ~$210 million
- Once Ennis Phase II is completed next summer, we will have built adequate infrastructure/buildings to accommodate our next 5+ lines

Cash flow:

- Generated $76 million of operating cash flow in 2023, a YoY improvement of over $119 million driven by:
  - Adj. EBITDA growth
  - Working capital position
- Interest income is offsetting interest expense

Liquidity:

- $297 million of cash-on-hand as of 12/31/23
- Generating meaningful Adj. EBITDA which could be leveraged to provide increased liquidity in 2025, if necessary



Operating Cash Flow ($m)
$75.9
2022
2023
($43.2)

Appendix



Consistently strong volume growth trends

NielsenIQ MegaChannel Consumption Growth



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
$24,500,000
$22,500,000
$20,500,000
$18,500,000
$16,500,000
$14,500,000
$12,500,000
20% Growth Rate
1/1/2022
2/1/2022
3/1/2022
4/1/2022
5/1/2022
6/1/2022
7/1/2022
8/1/2022
9/1/2022
10/1/2022
11/1/2022
12/1/2022
1/1/2023
2/1/2023
3/1/2023
4/1/2023
5/1/2023
6/1/2023
7/1/2023
8/1/2023
9/1/2023
10/1/2023
11/1/2023
12/1/2023
1/1/2024
2/1/2024
Freshpet Total MegaChannel (xAOC+Pet) Pounds vs YA
Freshpet Total MegaChannel (xAOC+Pet) Mega-Channel $ Sales

Source: NielsenIQ MegaChannel Data thru 2/10/24

Freshpet, Inc. and Subsidiaries Reconciliation between Gross Profit and Adjusted Gross Profit

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2023	2022	2023	2022
	(Dollars in thousands)			
Gross Profit	$ 74,575	$ 45,709	$ 250,872	$ 186,033
Depreciation expense	8,103	6,566	41,209	20,774
Non-cash share-based compensation	2,299	2,505	10,995	7,293
Loss on disposal of manufacturing equipment	3,547	—	3,547	—
Adjusted Gross Profit	**$ 88,524**	**$ 54,780**	**$ 306,623**	**$ 214,100**
Adjusted Gross Profit as a % of Net Sales	41.1%	33.0%	40.0%	36.0%

Freshpet, Inc. and Subsidiaries Reconciliation between SG&A Expenses and Adjusted SG&A Expenses

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2023	2022	2023	2022
	(Dollars in thousands)			
SG&A expenses	$ 59,680	$ 47,775	$ 281,318	$ 238,016
Depreciation and amortization expense	4,248	3,565	15,849	13,781
Non-cash share-based compensation (a)	(2,315)	3,178	13,941	18,799
Loss on disposal of equipment	86	193	774	396
Enterprise Resource Planning (b)	465	3,613	2,457	8,558
Capped Call Transactions fees (c)	—	—	113	—
Activism engagement (d)	—	—	8,177	—
Organization changes (e)	—	—	(67)	734
Adjusted SG&A Expenses	**$ 57,196**	**$ 37,227**	**$ 240,074**	**$ 195,748**
Adjusted SG&A Expenses as a % of Net Sales	26.6%	22.4%	31.3%	32.9%

(a) Includes the true-up of share-based compensation expense in the three months ended December 31, 2023. We have certain outstanding multi-year share-based awards, granted in FY 2020, with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA targets in FY 2024 as a condition to vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets set in 2020. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed.

(b) Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.

(c) Represents fees associated with the Capped Call Transactions.

(d) Represents advisory fees related to activism engagement.

(e) Represents a true-up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

Freshpet, Inc. and Subsidiaries Reconciliation between Net Income (loss) and Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2023	2022	2023	2022
	(Dollars in thousands)			
Net Income (loss)	15,289	$ (2,918)	$ (33,614)	$ (59,494)
Depreciation and amortization	12,351	10,131	57,058	34,555
Interest expense, net of interest income	(394)	1,148	1,069	5,208
Income tax expense	—	159	210	282
EBITDA	**$ 27,246**	**$ 8,520**	**$ 24,723**	**$ (19,449)**
Loss on equity method investment	$ -	$ 762	$ 1,890	$ 3,731
Loss on disposal of property, plant and equipment	3,633	193	4,321	396
Non-cash share-based compensation (a)	(16)	5,683	24,936	26,092
Enterprise Resource Planning (b)	465	3,613	2,457	8,558
Capped Call Transaction fees (c)	—	—	113	—
Activism engagement (d)	—	—	8,177	—
Organization changes (e)	—	—	(67)	734
Adjusted EBITDA	**$ 31,328**	**$ 18,771**	**$ 66,550**	**$ 20,062**
Adjusted EBITDA as a % of Net Sales	14.5%	11.3%	8.7%	3.4%

(a) Includes the true-up of share-based compensation expense in the three months ended December 31, 2023. We have certain outstanding multi-year share-based awards, granted in FY 2020, with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA targets in FY 2024 as a condition to vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets set in 2020. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed.

(b) Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.

(c) Represents fees associated with the Capped Call Transactions.

(d) Represents advisory fees related to activism engagement.

(e) Represents a true-up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

Source: Internal Data

freshpet® 2027

THE FUTURE IS FRESH

UNLEASHING GROWTH. SCALING PROFITS.




thank you!
freshpet
FRESHLY ROASTED MEALS
Tender Chicken Recipe
freshpet
SELECT
fresh from the kitchen
HOME COOKED CHICKEN RECIPE
freshpet
Chunky Beef Recipe
freshpet
Multi-Protein Recipe
freshpet
Tender Chicken Recipe